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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 13, 2008
                                                        -----------------

                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                    0-50347                 45-0508261
         ---------                   ---------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
      incorporation)                 File Number)         Identification No.)

        120 Evans Avenue, Morristown, Tennessee                37814
        ---------------------------------------                ------
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS
               ------------

         On November 13, 2008, Jefferson Bancshares, Inc. (the "Company"), the holding company for Jefferson Federal Bank, announced that its Board of Directors has approved a fourth stock repurchase program to acquire up to 620,770 shares, or 10% of the Company's outstanding common stock. The Company's third stock repurchase program, which was approved on February 24, 2006 and authorized the Company to acquire up to 690,261 shares of its outstanding common stock, was completed on November 12, 2008. Repurchases, which will be conducted through open market purchases or privately negotiated transactions, will be made from time to time depending on market conditions and other factors. Repurchased shares will he held in treasury. For more information, see the press release dated November 13, 2008 included as Exhibit 99.1 to this report and furnished herewith.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

          (d)  Exhibits

               Number            Description
               ------            -----------

               99.1              Press Release dated November 13, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JEFFERSON BANCSHARES, INC.


Dated: November 13, 2008               By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer